COLUMBIA FUNDS SERIES TRUST I

Active Portfolios® Multi-Manager Core Plus Bond Fund

(the “Fund”)

Supplement dated May 1, 2013 to the

Prospectus dated January 1, 2013

1.	Investment Manager and Portfolio Manager(s)

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The portion of the table referencing the subadvisory role and portfolio managers of Federated Investment Management Company in the section of the prospectus for the Fund entitled “Active Portfolios® Multi-Manager Core Plus Bond Fund – Investment Manager and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Subadvisers	Federated Portfolio Managers

Federated Investment Management Company	Donald T. Ellenberger Co-manager. Service with the Fund since 2012.

Jerome D. Conner, CFA Co-manager. Service with the Fund since 2013.

2.	Management of the Fund

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The subsection entitled “Federated Portfolio Managers,” within the section of the prospectus for the Fund entitled “Management of the Fund – Primary Service Providers – Subadviser(s),” is deleted in its entirety and replaced with the following disclosure:

Federated Portfolio Managers

Donald T. Ellenberger and Jerome D. Conner are the portfolio managers responsible for making the day-to-day investment decisions for Federated’s sleeve of the Fund. Information about the portfolio managers is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Donald T. Ellenberger

Co-manager. Service with the Fund since 2012.

Senior Portfolio Manager and Senior Vice President of Federated. Mr. Ellenberger joined Federated in 1996 and became a Senior Vice President in 2005. Mr. Ellenberger began his investment career in 1986 and earned an M.B.A. from Stanford University.

Jerome D. Conner, CFA

Co-manager. Service with the Fund since 2013.

Portfolio Manager and Vice President of Federated. Mr. Conner joined Federated in 2002 as an Investment Analyst and became a Vice President and Senior Investment Analyst in 2007. Mr. Conner began his investment career in 1996 and earned a B.S. from the U.S. Naval Academy and an M.S. from Boston University.

Shareholders should retain this Supplement for future reference.

C-1861-3 A (5/13)